UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (date of earliest event reported): July 8, 2005


                                  Innovex, Inc.
                       -----------------------------------
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
                       -----------------------------------
                 (State Or Other Jurisdiction Of Incorporation)


              000-13143                                   41-1223933
----------------------------------------    ----------------------------------
       (Commission File Number)             (I.R.S. Employer Identification No.)

        5540 Pioneer Creek Drive
        Maple Plain, MN                                     55359
----------------------------------------    ----------------------------------
  (Address Of Principal Executive Offices)                (Zip Code)



                                 (763) 479-5300
                       -----------------------------------
               Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 3 though 8 are not applicable and therefore omitted.

ITEM 1.01    Entry into a Material Definitive Agreement

     On July 8, 2005, Innovex, Inc. (the "Company") completed the purchase from Nikko Materials USA, Inc. (d/b/a Gould Electronics) ("Gould") of real property located at 34929 Curtis Boulevard, Eastlake, Ohio pursuant to a Real Property Purchase Agreement with Gould dated as of September 7, 2004. The purchase price was $3,500,000. Immediately following such purchase, the Company sold the Eastlake property to Curtis Investors Ltd. ("Curtis Investors") pursuant to an Agreement of Purchase and Sale dated June 8, 2005, as amended on July 8, 2005 for $3,000,000 and also entered into a lease agreement with Curtis Investors with respect to the Eastlake property. The Company applied the proceeds of the sale of the Eastlake property to Curtis Investors to the purchase of the Eastlake property from Gould and paid the remaining amount of the purchase price and related sales commissions and expenses in cash. Pursuant to a lease dated July 8, 2005 between the Company and Curtis Investors, the Company will lease from Curtis Investors 52,080 square feet of office and warehouse space for the first three years and 51,420 square feet for the remaining three years of the six year lease. The lease calls for monthly payments of approximately $22,200 during the first 36 months of the lease and payments of $21,425 for months 37 through the expiration of the lease.

     The above summary of the lease agreement between the Company and Curtis Investors does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the lease agreement attached as Exhibit
10.1 to this filing, which is incorporated by reference into this Item 1.01.


ITEM 2.02    Results Of Operations And Financial Condition.

The Company hereby furnishes a press release issued on July 12, 2005 and attached hereto as Exhibit 99.1 disclosing material non-public information regarding the Company's results of operations for the quarter ended June 30, 2005.


ITEM 9.01    Financial Statements And Exhibits.

Exhibit No.        Description
-----------        -------------------------------------------------------------
10.1               Lease Agreement dated as of July 8, 2005 between Innovex,
                   Inc. and Curtis Investors Ltd.
99.1               Press Release issued July 12, 2005



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                               INNOVEX, INC.

                                               By: /s/ Thomas Paulson
                                                   -----------------------------
                                               Thomas Paulson
                                               Senior Vice President and
                                               Chief Financial Officer

Date: July 14, 2005